Exhibit 99.1

For Immediate Release

Media Contact: Mei Li NetSuite Inc. Phone: 650.627.1063 E-mail: meili@netsuite.com	Investor Relations Contact: Carolyn Bass Market Street Partners Phone: 415.445.3232 E-mail: ir@netsuite.com

NETSUITE ANNOUNCES RECORD FIRST QUARTER 2010 FINANCIAL RESULTS

•	Reports Record Quarterly Revenue of $43.9 Million

•	Reports Record Quarterly Operating Cash Flow of $4.7 Million, an Improvement of $6.9 Million versus Q1 of 2009

•	Reports Record Calculated Bookings, Increasing 27% Year-over-Year

•	Effective July 1, 2010 Jim McGeever to be Promoted to Chief Operating Officer; Ron Gill to be Promoted to Chief Financial Officer

SAN MATEO, Calif. — May 3, 2010 — NetSuite Inc. (NYSE: N), a leading vendor of cloud computing business management software suites, today announced operating results for its first quarter ended March 31, 2010.

Total revenue for the first quarter of 2010 was $43.9 million. Revenue from the Americas for the first quarter of 2010 was $35.5 million, while revenue from international regions was $8.4 million.

GAAP operating loss for the first quarter of 2010 was $6.6 million, compared to a GAAP operating loss of $4.0 million in the first quarter of 2009. On a GAAP basis, net loss for the first quarter of 2010 was $7.1 million, or $(0.11) per share, compared to a net loss of $3.7 million, or $(0.06) per share in the first quarter of 2009.

Non-GAAP operating income for the first quarter of 2010 improved 81% year-over-year, growing to $1.4 million, compared to a non-GAAP operating income of $790,000 in the first quarter of 2009. Non-GAAP net income for the first quarter of 2010 was $930,000, or $0.01 per share, as compared to a non-GAAP net income of $1.0 million, or $0.02 per share, for the first quarter of 2009.

Calculated bookings for the quarter reached $47 million, representing the highest total for a quarter in the company’s history and growing 27% year-over-year and 2.5% sequentially. The year-over-year growth represents the fastest calculated bookings growth in more than a year. This sequential growth represents the first time in the company’s history as a public company that calculated bookings have grown Q1 over Q4. Calculated bookings are defined as the change in total deferred revenue plus revenue.

“Even in the face of traditional seasonal Q1 headwinds, NetSuite reported its strongest first quarter results as a public company. Revenue, non-GAAP operating income, operating cash flow and calculated bookings all reached record levels,” said Zach Nelson, CEO of NetSuite. “These results show NetSuite’s strong momentum in delivering solutions that meet customer requirements to run complex, mission-critical business processes in the cloud.”

CFO Transition Plan Announced: Jim McGeever to be Promoted to COO; Ron Gill to be Promoted to CFO

NetSuite also announced that, effective July 1, 2010, current Chief Financial Officer Jim McGeever, 43, will be promoted to Chief Operating Officer, at which time NetSuite’s Senior Vice President of Finance, Ron Gill, will become the Company’s Chief Financial Officer.

“Jim has served as NetSuite’s CFO for the past decade. His dedication and deep knowledge of NetSuite’s cloud computing solutions, customers and vertical strategy will make him invaluable in his newly expanded role as COO,” stated Zach Nelson, CEO of NetSuite.

Ron Gill, 44, has been responsible for NetSuite’s accounting and finance functions since joining the company in 2007. Prior to joining NetSuite, Ron was Vice President, Finance at Hyperion Solutions. Prior to Hyperion, he held a variety of financial positions with several of the world’s largest technology companies including SAP, Dell and Sony. Ron holds a Master of International Business Studies from the University of South Carolina and a B.A. from Baylor University. He is a member of the Board of Regents of the Institute of Certified Management Accountants.

“Ron is an exceptional financial executive who has provided significant leadership in NetSuite’s worldwide finance organization. As we continue to expand our leadership in cloud computing, Ron is the ideal executive to help us capitalize on the global opportunities that NetSuite is pursuing,” said Zach Nelson, CEO of NetSuite.

Conference Call

In conjunction with this announcement, NetSuite will host a conference call at 2:00 p.m. PDT (5:00 p.m. EDT) today to discuss the company’s first quarter 2010 financial results. A live audio webcast and replay of the call, together with detailed financial information, will be available in the Investor Relations section of NetSuite’s Web site at www.netsuite.com/investors. The live call can be accessed by dialing 888-287-5535 (U.S.) or 719-325-2176 (outside the U.S.) and referencing passcode: 689-2344. A replay of the call can also be accessed by dialing 888-203-1112 (U.S.) or 719-457-0820 (outside the U.S.), and referencing passcode: 689-2344.

About NetSuite

NetSuite Inc. is a leading vendor of cloud computing business management software suites for mid-sized businesses and divisions of large enterprises. NetSuite enables companies to manage core key business operations in a single system, which includes accounting/ERP, customer relationship management (CRM), and Ecommerce. NetSuite’s patent-pending “real-time dashboard” technology provides an easy-to-use view into up-to-date, role-specific business information. For more information about NetSuite, please visit www.netsuite.com.

Cautionary Note Regarding Forward-Looking Statements

This press release and NetSuite’s scheduled conference call contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 relating to, among other things, expectations, plans, prospects and financial results for NetSuite, including, but not limited to, our expectations regarding the impact of these changes in management on Suite and our business, and our expectations regarding our products, market demand, future earnings, revenue and market share growth. These forward-looking statements are based upon the current expectations and beliefs of NetSuite’s management as of the date of this press release and conference call, and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. All forward-looking statements made in this press release and during the conference call are based on information available to the Company as of the date thereof, and NetSuite disclaims any obligation to update these forward-looking statements.

In particular, the following factors, among others, could cause results to differ materially from those expressed or implied by such forward-looking statements: the market for on-demand services may develop more slowly than expected or than it has in the past; continued adverse and unpredictable macro-economic conditions or reduced investments in on-demand applications and information technology spending; quarterly operating results may fluctuate more than expected; unexpected disruptions of service at the Company’s data center may occur; a security breach may impact operations; risks associated with material defects or errors in the Company’s software or the effect of undetected computer viruses could impact operations; the risk of technological developments and innovations by others; our ability to successfully identify other businesses and technologies for acquisition that will complement our business and the ability to successfully acquire and integrate those businesses and technologies; the risk of loss of power or disruption in Internet service; failure to manage growth; failure to protect and enforce our intellectual property rights; the ability to manage operations when faced with competitive pricing and marketing strategies by competitors or changing macro-economic conditions; the risk of losing key employees; the transition of Messrs. McGeever and Gill to their new roles within NetSuite; increased demands on employees and costs associated with operating as a public company; evolving government regulation of the Internet and Ecommerce; changes to current accounting rules; and general political or destabilizing events, including war, conflict or acts of terrorism; and other risks and uncertainties.

Customers who purchase our services should make sure the decisions are based on features that are currently available. Please be advised that any unreleased services or features from NetSuite referenced in today’s discussion or other public statements are not currently available and may not be delivered on time or at all.

For a detailed discussion of these and other cautionary statements, please refer to the risk factors discussed in filings with the U.S. Securities and Exchange Commission (“SEC”), including but not limited to the Company’s Annual Report on Form 10-K filed on March 15, 2010, and any subsequently filed reports on Forms 10-Q and 8-K. All documents are available through the SEC’s Electronic Data Gathering Analysis and Retrieval system (“EDGAR”) at www.sec.gov or NetSuite’s Web site at www.netsuite.com.

Non-GAAP Financial Measures

The Company’s stated results include certain non-GAAP financial measures, including non-GAAP operating income/(loss), net income/(loss), weighted average shares outstanding, and net income/(loss) per share. Non-GAAP operating income/(loss) and Non-GAAP net income/(loss) excludes expenses related to stock-based compensation expense, amortization of intangible assets and transaction costs for business combinations. Non-GAAP operating income/(loss) and Non-GAAP net income/(loss) excludes these expenses as they are often excluded by other companies to help investors understand the operational performance of their business, and in the case of stock-based compensation, can be difficult to predict. The Company believes these adjustments provide useful comparative information to investors.

The Company considers these non-GAAP financial measures to be important because they provide useful measures of the operating performance of the Company and are used by the Company’s management for that purpose. In addition, investors often use measures such as these to evaluate the operating performance of a company. Non-GAAP results are presented for supplemental informational purposes only for understanding the Company’s operating results. The non-GAAP results should not be considered a substitute for financial information presented in accordance with generally accepted accounting principles, and may be different from non-GAAP measures used by other companies.

A copy of this press release can be found on the Company’s Investor Relations Web site at www.netsuite.com/investors. The contents of the Web site are not incorporated by reference into this press release.

Click here to download the press release, financial tables and non-GAAP reconciliation.

NetSuite and the NetSuite logo are registered service marks of NetSuite Inc.

NetSuite Announces First Quarter 2010 Results

NetSuite Inc.

Condensed Consolidated Balance Sheets

(dollars in thousands)

(unaudited)

	March 31, 2010	December 31, 2009
Assets
Current assets:
Cash and cash equivalents	$96,480	$96,355
Accounts receivable, net of allowances of $865 and $921 as of
March 31, 2010 and December 31, 2009, respectively	23,813	25,776
Deferred commissions	10,879	11,726
Other current assets	7,430	4,922

Total current assets	138,602	138,779
Property and equipment, net	14,023	14,731
Deferred commissions, non-current	924	1,040
Goodwill	28,049	28,095
Other intangible assets, net	15,845	17,073
Other assets	2,067	2,506

Total assets	$199,510	$202,224

Liabilities and equity
Current liabilities:
Accounts payable	$1,175	$1,147
Deferred revenue	71,552	66,360
Accrued compensation	9,380	10,562
Accrued expenses	4,550	5,154
Other current liabilities	4,716	5,716

Total current liabilities	91,373	88,939
Long-term liabilities:
Deferred revenue, non-current	4,588	6,361
Other long-term liabilities	1,982	2,217

Total long-term liabilities	6,570	8,578

Total liabilities	97,943	97,517

Equity:
NetSuite Inc. stockholders’ equity:
Common stock	633	629
Additional paid-in capital	391,394	387,507
Accumulated other comprehensive income	738	756
Accumulated deficit	(291,198)	(284,059)

Total NetSuite Inc. stockholders’ equity	101,567	104,833
Noncontrolling interest	—	(126)

Total equity	101,567	104,707

Total liabilities and equity	$199,510	$202,224

NetSuite Announces First Quarter 2010 Results

NetSuite Inc.

Condensed Consolidated Statements of Operations

(dollars and shares in thousands, except per share amounts)

(unaudited)

	Three months ended
	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009	March 31, 2010
Revenue	$41,567	$40,304	$41,705	$42,964	$43,934
Cost of revenue (1)	13,035	13,556	14,493	15,021	15,271

Gross profit	28,532	26,748	27,212	27,943	28,663

Operating expenses:
Product development (1)	6,788	6,770	7,369	7,650	8,051
Sales and marketing (1)	18,797	18,264	19,478	19,626	20,379
General and administrative (1)	6,910	6,717	8,323	7,265	6,874

Total operating expenses	32,495	31,751	35,170	34,541	35,304

Operating loss	(3,963)	(5,003)	(7,958)	(6,598)	(6,641)
Other income / (expenses) and income taxes, net	17	(169)	(318)	(120)	(512)

Net loss	(3,946)	(5,172)	(8,276)	(6,718)	(7,153)
Less: Net loss attributable to the noncontrolling interest	201	182	247	178	14

Net loss attributable to NetSuite Inc.	$(3,745)	$(4,990)	$(8,029)	$(6,540)	$(7,139)

Net loss per share attributable to NetSuite Inc. common shareholders	$(0.06)	$(0.08)	$(0.13)	$(0.10)	$(0.11)

Weighted average number of shares used in computing net loss per common share	61,248	61,853	62,100	62,545	63,094

(1) Includes stock-based compensation expense, amortization of intangible assets and transaction costs for business combinations as follows:

	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009	March 31, 2010
Cost of revenue	$1,044	$1,238	$1,373	$1,634	$1,621
Product development	1,350	1,443	1,709	2,139	2,184
Sales and marketing	1,204	1,462	2,242	2,170	2,196
General and administrative	1,155	1,534	3,053	1,935	2,068

Total stock-based compensation expense, amortization of intangible assets and transaction costs for business combinations	$4,753	$5,677	$8,377	$7,878	$8,069

NetSuite Announces First Quarter 2010 Results

NetSuite Inc.

Reconciliation of Net Loss Per Share to Non-GAAP Net Income Per Share

(dollars and shares in thousands, except per share amounts)

(unaudited)

	Three months ended
	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009	March 31, 2010
Reconciliation between GAAP and non-GAAP operating income / (loss):
Operating loss	$(3,963)	$(5,003)	$(7,958)	$(6,598)	$(6,641)
Reversal of stock-based compensation expense, amortization of intangible assets and transaction costs for business combinations (a)	4,753	5,677	8,377	7,878	8,069

Non-GAAP operating income	$790	$674	$419	$1,280	$1,428

Numerator:
Reconciliation between GAAP and non-GAAP net income / (loss):
Net loss attributable to NetSuite Inc.	$(3,745)	$(4,990)	$(8,029)	$(6,540)	$(7,139)
Reversal of stock-based compensation expense, amortization of intangible assets and transaction costs for business combinations (a)	4,753	5,677	8,377	7,878	8,069

Non-GAAP net income attributable to NetSuite Inc.	$1,008	$687	$348	$1,338	$930

Denominator:
Reconciliation between GAAP and non-GAAP weighted average shares used in computing basic and diluted net income / (loss) per common share:
Weighted average number of shares used in computing net loss per common share	61,248	61,853	62,100	62,545	63,094
Effect of dilutive securities (stock options, restricted stock awards and warrants) (b)	2,710	2,520	2,874	2,914	2,632

Non-GAAP weighted average shares used in computing non-GAAP net income per common share	63,958	64,373	64,974	65,459	65,726

GAAP net loss per share attributable to NetSuite Inc. common shareholders	$(0.06)	$(0.08)	$(0.13)	$(0.10)	$(0.11)

Non-GAAP net income per share attributable to
NetSuite Inc. common shareholders	$0.02	$0.01	$0.01	$0.02	$0.01

Use of Non-GAAP Financial Measures

To supplement our condensed consolidated financial statements presented on a GAAP basis, NetSuite uses non-GAAP measures of net income / (loss), weighted average shares outstanding and net income / (loss) per share, which are adjusted to exclude stock-based compensation expense, amortization of acquisition-related intangible assets and transaction costs for business combinations to include dilutive shares where applicable. We believe these adjustments are appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of NetSuite’s underlying operating results and trends and our marketplace performance. The non-GAAP results are an indication of our baseline performance that are considered by management for the purpose of making operational decisions. In addition, these non-GAAP results are the primary indicators management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net loss or basic and diluted net loss per share prepared in accordance with generally accepted accounting principles in the United States. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and are subject to limitations.

(a)	Stock-based compensation is a non-cash expense accounted for in accordance with Statement of Financial Accounting Standards No. 123(R) for options granted after January 1, 2006, and Accounting Principles Board Opinion No. 25 for options granted before January 1, 2006. Amortization of intangible assets and transaction costs related to business combinations resulted principally from mergers and acquisitions. While a large component of our expense in certain periods, we believe investors may want to exclude the effects of these items in order to compare our financial performance with that of other companies and between time periods.

(b)	These securities are anti-dilutive on a GAAP basis as a result of the Company’s net loss, but are considered dilutive on a non-GAAP basis in periods where the Company has reported positive non-GAAP earnings.

NetSuite Announces First Quarter 2010 Results

NetSuite Inc.

Condensed Consolidated Statements of Cash Flows

(dollars in thousands)

(unaudited)

	Three months ended March 31,
	2010	2009
Cash flows from operating activities:
Net loss attributable to NetSuite Inc.	$(7,139)	$(3,745)
Adjustments to reconcile net loss to net cash provided by / (used in) operating activities:
Depreciation and amortization	1,903	1,650
Amortization of other intangible assets	1,242	637
Provision for accounts receivable allowances	133	484
Stock-based compensation	6,762	4,117
Amortization of deferred commissions	5,251	5,434
Noncontrolling interests	(14)	(201)
Changes in operating assets and liabilities:
Accounts receivable	1,613	644
Deferred commissions	(4,354)	(4,062)
Other current assets	(2,454)	(876)
Other assets	423	102
Accounts payable	(203)	(596)
Accrued compensation	(1,182)	(1,529)
Deferred revenue	3,895	(4,173)
Other current liabilities	(962)	(197)
Other long-term liabilities	(235)	113

Net cash provided by / (used in) operating activities	4,679	(2,198)

Cash flows from investing activities:
Purchases of property and equipment	(870)	(1,574)
Capitalized internal use software	(40)	(47)
Acquisition of OpenAir, net of cash received	—	(171)
Acquisition of other intangibles	—	(275)

Net cash used in investing activities	(910)	(2,067)

Cash flows from financing activities:
Payments under capital leases and long-term debt	(795)	(396)
Repurchase of noncontrolling interest	(1,370)	—
RSU acquired to settle employee withholding liability	(1,952)	(493)
Proceeds from issuance of common stock, net of issuance costs	491	1,341

Net cash provided by / (used in) financing activities	(3,626)	452

Effect of exchange rate changes on cash and cash equivalents	(18)	(195)

Net change in cash and cash equivalents	125	(4,008)
Cash and cash equivalents at beginning of period	96,355	123,638

Cash and cash equivalents at end of period	$96,480	$119,630